Exhibit 99.2

BANKFINANCIAL CORPORATION
FIRST QUARTER 2014
QUARTERLY FINANCIAL AND STATISTICAL SUPPLEMENT
FOR THE LATEST FIVE QUARTERS

Note: Certain reclassifications have been made in the prior period’s financial statements and reflected in the Selected Quarterly Financial and Statistical Data tables to conform to the current period’s presentation.
The information and statistical data contained herein have been prepared by BankFinancial Corporation and have been derived or calculated from selected quarterly and period–end historical financial statements prepared in accordance with accounting principles generally accepted in the United States. BankFinancial Corporation is under no obligation to update, keep current, or continue to provide the information contained herein. This information is provided solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or establish any business relationships with BankFinancial Corporation or its subsidiary.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2014	2013
	IQ	IVQ	IIIQ	IIQ	IQ
PERFORMANCE MEASUREMENTS
Return on assets (ratio of net income to average total assets) (1)	0.26%	0.42%	0.29%	0.02%	0.19%
Return on equity (ratio of net income to average equity) (1)	2.12	3.43	2.38	0.17	1.55
Net interest rate spread (1)	3.30	3.25	3.21	3.25	3.39
Net interest margin (1)	3.34	3.31	3.26	3.31	3.45
Efficiency ratio	88.79	97.51	95.36	97.84	90.51
Noninterest expense to average total assets (1)	3.15	3.53	3.43	3.51	3.65
Average interest–earning assets to average interest–bearing liabilities	121.85	121.97	121.95	121.24	120.81
Number of full service offices	19	20	20	20	20
Employees (full time equivalents)	281	301	308	308	347

SUMMARY STATEMENT OF FINANCIAL CONDITION
ASSETS
Cash and due from other financial institutions	$13,869	$15,781	$18,068	$18,303	$17,742
Interest-bearing deposits in other financial institutions	137,855	145,176	225,410	293,790	293,386
Securities, at fair value	115,977	110,907	83,409	53,014	61,273
Loans held for sale	—	—	15	276	55
Loans receivable, net	1,097,888	1,098,077	1,035,331	1,012,316	1,004,404
Other real estate owned, net	8,670	6,306	5,403	6,262	8,088
Stock in Federal Home Loan Bank, at cost	6,068	6,068	6,068	6,068	7,566
Premises and equipment, net	34,882	35,328	36,154	36,830	37,530
Intangible assets	2,284	2,433	2,583	2,732	2,882
Bank owned life insurance	22,022	21,958	21,881	21,797	21,715
FDIC prepaid expense	—	—	—	—	2,188
Other assets	9,027	11,560	7,626	9,744	9,306
Total assets	$1,448,542	$1,453,594	$1,441,948	$1,461,132	$1,466,135

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits	$1,252,819	$1,252,708	$1,249,833	$1,262,096	$1,271,550
Borrowings	2,668	3,055	2,883	2,940	2,740
Other liabilities	16,191	22,204	14,921	22,867	18,206
Total liabilities	1,271,678	1,277,967	1,267,637	1,287,903	1,292,496
Stockholders’ equity	176,864	175,627	174,311	173,229	173,639
Total liabilities and stockholders’ equity	$1,448,542	$1,453,594	$1,441,948	$1,461,132	$1,466,135
(1)Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2014	2013
	IQ	IVQ	IIIQ	IIQ	IQ
SUMMARY STATEMENT OF OPERATIONS
Total interest income	$12,086	$12,296	$12,107	$12,276	$12,713
Total interest expense	812	842	882	935	994
Net interest income before provision	11,274	11,454	11,225	11,341	11,719
Provision for (recovery of) loan losses	476	(1,178)	(437)	206	722
Net interest income	10,798	12,632	11,662	11,135	10,997
Noninterest income	1,532	1,665	1,737	1,703	3,029
Noninterest expense	11,371	12,792	12,360	12,762	13,348
Income before income tax	959	1,505	1,039	76	678
Income tax expense	17	—	—	—	—
Net income	$942	$1,505	$1,039	$76	$678
Basic earnings per common share	$0.05	$0.07	$0.05	$—	$0.03
Diluted earnings per common share	$0.05	$0.07	$0.05	$—	$0.03

NONINTEREST INCOME AND EXPENSE
Noninterest Income
Deposit service charges and fees	$433	$477	$520	$509	$499
Other fee income	527	537	571	604	538
Insurance commissions and annuities income	87	173	106	86	109
Gain (loss) on sales of loans, net	24	24	32	(4)	1,417
Loss on sale of securities	(7)	—	—	—	—
Gain (loss) on disposition of premises and equipment	2	(43)	—	—	—
Loan servicing fees	104	112	112	114	123
Amortization of servicing assets	(32)	(40)	(49)	(85)	(59)
Recovery (impairment) of servicing assets	(4)	24	6	9	26
Earnings on bank owned life insurance	64	77	84	82	70
Trust income	164	175	172	183	181
Other	170	149	183	205	125
Total noninterest income	$1,532	$1,665	$1,737	$1,703	$3,029

Noninterest Expense
Compensation and benefits	$5,958	$6,614	$6,143	$6,686	$6,752
Office occupancy and equipment	1,914	1,997	1,797	1,805	1,948
Advertising and public relations	162	316	195	268	146
Information technology	639	697	817	819	758
Supplies, telephone, and postage	391	463	382	400	452
Amortization of intangibles	149	150	149	150	156
Nonperforming asset management	104	607	682	655	694
Loss (gain) on sales of other real estate owned	6	(34)	64	49	69
Valuation adjustments of other real estate owned	44	79	241	141	89
Operations of other real estate owned	207	159	171	232	353
FDIC insurance premiums	479	468	476	477	492
Other	1,318	1,276	1,243	1,080	1,439
Total noninterest expense	$11,371	$12,792	$12,360	$12,762	$13,348

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2014	2013
	IQ	IVQ	IIIQ		IIQ		IQ
LOANS
One–to–four family residential real estate loans	$197,831	$201,382	$204,205		$200,181		$209,540
Multi–family mortgage loans	416,356	396,058	375,786		353,924		338,502
Nonresidential real estate loans	251,873	263,567	246,524		255,429		261,207
Construction and land loans	3,396	6,570	6,429		7,152		6,933
Commercial loans	53,661	54,255	52,978		51,701		55,362
Commercial leases	185,474	187,112	161,822		157,606		147,168
Consumer loans	2,476	2,317	2,561		2,622		2,414
	1,111,067	1,111,261	1,050,305		1,028,615		1,021,126
Net deferred loan origination costs	1,002	970	902		798		731
Allowance for loan losses	(14,181)	(14,154)	(15,876)		(17,097)		(17,453)
Loans, net	$1,097,888	$1,098,077	$1,035,331		$1,012,316		$1,004,404

LOAN ORIGINATIONS (1)
One–to–four family residential real estate loans	$2,548	$6,316	$13,425	3,670,000	$3,670	4,601,000	$4,601
Multi–family mortgage loans	24,419	37,351	46,675	38,606,000	28,606	6,308,000	6,308
Nonresidential real estate loans	6,088	26,009	4,185	6,017,000	6,017	9,298,000	9,298
Construction and land loans	—	1,118	1,015	366,000	366	55,000	55
Commercial loans	49,659	56,222	44,811	43,735,000	43,735	45,719,000	45,719
Commercial leases	22,870	47,101	27,192	30,854,000	30,854	30,047,000	30,047
Consumer loans	870	962	970	1,090,000	1,090	874,000	874
	$106,454	$175,079	$138,273		$114,338		$96,902

LOAN PAYMENTS and PAYOFFS (2)
One–to–four family residential real estate loans	$5,811	$8,749	$9,012		$10,934		$13,146
Multi–family mortgage loans	6,539	13,966	23,678		16,035		19,683
Nonresidential real estate loans	12,663	9,673	14,042		9,853		12,163
Construction and land loans	791	979	1,376		140		742
Commercial loans	48,638	54,744	43,760		46,851		51,801
Commercial leases	26,097	19,480	23,402		20,448		24,711
Consumer loans	1,057	951	1,036		912		886
	$101,596	$108,542	$116,306		$105,173		$123,132

LOAN PAYMENTS and PAYOFFS (Loans rated 5 or higher) (2)
One–to–four family residential real estate loans	$28	$1,022	$932		$2,481		$1,151
Multi–family mortgage loans	2,724	1,651	13,311		7,912		4,058
Nonresidential real estate loans	6,899	3,055	9,659		7,803		4,698
Construction and land loans	748	926	1,303		90		692
Commercial loans	4,441	6,262	4,079		3,366		6,829
Commercial leases	26	35	26		30		30
Consumer loans	2	—	—		—		2
	$14,868	$12,951	$29,310		$21,682		$17,460
(1) Loan originations include draws on revolving lines of credit and exclude loan renewals.
(2) Loan payments and payoffs exclude loan renewals.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2014	2013
	IQ	IVQ	IIIQ	IIQ	IQ
CREDIT QUALITY:
Nonperforming Assets:
Nonaccrual loans:
One–to–four family residential real estate loans	$5,008	$4,641	$5,398	$5,399	$5,988
Multi–family mortgage loans	6,617	7,098	11,913	12,204	10,822
Nonresidential real estate loans	8,715	4,214	5,335	7,037	6,182
Construction and land loans	269	382	1,018	1,601	1,575
Commercial loans	77	77	272	689	883
Commercial leases	8	—	—	—	—
Consumer loans	—	12	2	1	11
Nonaccrual loans	20,694	16,424	23,938	26,931	25,461

Loans past due over 90 days, still accruing	—	228	965	234	243
Loans held for sale	—	—	15	15	15

Other real estate owned:
One–to–four family residential real estate loans	1,098	901	808	1,316	1,515
Multi–family real estate	3,220	1,921	195	—	—
Nonresidential real estate	2,086	1,181	1,047	1,757	2,896
Land	258	275	919	933	1,144
Other real estate owned	6,662	4,278	2,969	4,006	5,555
Nonperforming assets (excluding purchase impaired loans and purchased other real estate owned)	27,356	20,930	27,887	31,186	31,274

Purchased impaired loans:
One–to–four family residential real estate loans	$101	$100	$405	$396	$388
Nonresidential real estate loans	153	1,633	1,611	1,607	2,554
Construction and land loans	—	—	—	997	1,021
Commercial loans	23	23	22	21	21
Purchased impaired loans	277	1,756	2,038	3,021	3,984
Purchased other real estate owned:
One–to–four family residential real estate	156	176	201	179	205
Nonresidential real estate	—	—	372	372	372
Land	1,852	1,852	1,861	1,705	1,956
Purchased other real estate owned	2,008	2,028	2,434	2,256	2,533
Purchased impaired loans and OREO	2,285	3,784	4,472	5,277	6,517
Nonperforming assets	$29,641	$24,714	$32,359	$36,463	$37,791

Asset Quality Ratios
Nonperforming assets to total assets	2.05%	1.70%	2.24%	2.50%	2.58%
Nonperforming assets to total assets (1)	1.89	1.44	1.93	2.13	2.13
Nonaccrual loans to total loans	1.89	1.66	2.57	2.94	2.91
Nonaccrual loans to total loans (1)	1.86	1.50	2.37	2.64	2.52
Allowance for loan losses to nonperforming loans	67.62	76.89	58.90	56.61	58.76
Allowance for loan losses to nonperforming loans(1)	68.53	85.00	63.71	62.90	67.86

(1)	Asset quality ratios exclude purchased impaired loans and acquired other real estate owned resulting from the Downers Grove National Bank merger.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2014	2013
	IQ	IVQ	IIIQ	IIQ	IQ
SUBSTANDARD PERFORMING LOANS
One–to–four family residential real estate loans	$3,690	$2,634	$1,597	$1,546	$2,983
Multi–family mortgage loans	5,906	5,063	7,028	10,476	13,935
Nonresidential real estate loans	7,454	13,645	15,427	16,185	17,176
Construction and land loans	109	832	1,062	1,628	1,707
Commercial loans	952	977	1,061	1,083	1,817
Commercial leases	184	210	—	—	—
Consumer loans	1	1	—	—	—
	$18,296	$23,362	$26,175	$30,918	$37,618

PERFORMING LOANS GREATER THAN 30 DAYS PAST DUE
30 – 59 days past due	$4,131	$5,574	$1,706	$2,001	$4,539
60 – 89 days past due	1,277	1,535	1,268	268	425
Matured Loans	2,913	3,458	2,740	1,839	2,670
	$8,321	$10,567	$5,714	$4,108	$7,634

ALLOWANCE FOR LOAN LOSSES
Beginning balance	$14,154	$15,876	$17,097	$17,453	$18,035
Charge offs:
One–to–four family residential real estate loans	(56)	(432)	(528)	(176)	(369)
Multi–family mortgage loans	(90)	(320)	(902)	(374)	(236)
Nonresidential real estate loans	(580)	(207)	(138)	(153)	(79)
Construction and land loans	—	—	(16)	—	(927)
Commercial loans	(22)	(62)	(131)	(213)	(19)
Consumer loans	(6)	(5)	(38)	(12)	—
	(754)	(1,026)	(1,753)	(928)	(1,630)
Recoveries:
One–to–four family residential real estate loans	11	12	108	85	242
Multi–family mortgage loans	14	17	3	159	57
Nonresidential real estate loans	20	68	329	103	19
Construction and land loans	250	267	193	1	2
Commercial loans	8	114	335	16	5
Consumer loans	2	4	1	2	1
	305	482	969	366	326
Net charge–offs	(449)	(544)	(784)	(562)	(1,304)
Provision for (recovery of) loan losses	476	(1,178)	(437)	206	722
Ending balance	$14,181	$14,154	$15,876	$17,097	$17,453

Allowance for loan losses to total loans	1.28%	1.27%	1.51%	1.66%	1.71%
Net charge–off ratio (1)	0.16	0.20	0.31	0.22	0.51

(1)	Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2014	2013
	IQ	IVQ	IIIQ	IIQ	IQ
DEPOSITS
Noninterest–bearing demand	$129,732	$126,680	$133,094	$137,146	$131,856
Savings deposits	156,174	149,602	146,685	147,758	148,184
Money market accounts	353,656	347,017	341,175	340,243	345,591
Interest–bearing NOW accounts	353,338	353,787	349,622	349,942	348,059
Certificates of deposits	259,919	275,622	279,257	287,007	297,860
	$1,252,819	$1,252,708	$1,249,833	$1,262,096	$1,271,550
SELECTED AVERAGE BALANCES
Total average assets	$1,442,667	$1,450,403	$1,440,561	$1,453,413	$1,462,119
Total average interest–earning assets	1,367,225	1,374,544	1,364,625	1,373,855	1,379,156
Average loans	1,114,433	1,061,829	1,019,402	1,014,591	1,028,907
Average securities	115,089	92,223	68,109	57,022	73,284
Average stock in FHLB	6,068	6,068	6,068	6,809	8,026
Average other interest–earning assets	131,635	214,424	271,046	295,433	268,939
Total average interest–bearing liabilities	1,122,027	1,126,973	1,118,967	1,133,159	1,141,625
Average interest–bearing deposits	1,119,445	1,123,977	1,116,154	1,130,294	1,138,438
Average borrowings	2,582	2,996	2,813	2,865	3,187
Average stockholders’ equity	177,331	175,305	174,790	174,643	174,766

SELECTED YIELDS AND COST OF FUNDS (1):
Total average interest–earning assets	3.59%	3.55%	3.52%	3.58%	3.74%
Average loans	4.26	4.44	4.55	4.69	4.84
Average securities	1.04	1.17	1.40	1.54	1.39
Average other interest–earning assets	0.27	0.26	0.27	0.27	0.27
Total average interest–bearing liabilities	0.29	0.30	0.31	0.33	0.35
Average interest–bearing deposits	0.29	0.30	0.31	0.33	0.35
Average borrowings	0.31	0.26	0.28	0.28	1.02
Net interest rate spread	3.30	3.25	3.21	3.25	3.39
Net interest margin	3.34	3.31	3.26	3.31	3.45
(1)     Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2014	2013
	IQ	IVQ	IIIQ	IIQ	IQ
CAPITAL RATIOS
BankFinancial Corporation
Equity to total assets (end of period)	12.21%	12.08%	12.09%	11.86%	11.84%
Tangible equity to tangible total assets (end of period)	12.07	11.93	11.93	11.69	11.67
Risk–based total capital ratio	17.52	17.28	18.15	18.38	18.59
Risk–based tier 1 capital ratio	16.27	16.03	16.90	17.12	17.33
Tier 1 leverage ratio	12.05	11.92	11.91	11.66	11.62
Tier 1 capital	$174,580	$172,775	$171,269	$169,823	$169,763
BankFinancial FSB
Risk–based total capital ratio	15.17%	14.93%	15.58%	15.74%	15.84%
Risk–based tier 1 capital ratio	13.92	13.68	14.33	14.48	14.59
Tier 1 leverage ratio	10.31	10.16	10.10	9.86	9.77
Tier 1 capital	$148,943	$147,363	$145,203	$143,589	$142,861

COMMON STOCK AND DIVIDENDS
Stock Prices:
Close	$9.98	$9.16	$8.84	$8.50	$8.09
High	10.33	9.74	9.40	8.71	8.40
Low	9.06	8.70	8.15	7.25	7.19
Book value per share	$8.38	$8.32	$8.26	$8.21	$8.24
Tangible book value per share	$8.27	$8.21	$8.14	$8.08	$8.10
Cash dividends declared on common stock	$—	$0.02	$—	$0.02	$—
Stock repurchases	$—	$—	$—	$—	$—
Stock repurchases – shares	—	—	—	—	—

EARNINGS PER SHARE COMPUTATIONS
Net income	$942	$1,505	$1,039	$76	$678
Average common shares outstanding	21,101,966	21,101,966	21,101,966	21,088,263	21,072,966
Less: Unearned ESOP shares	(977,561)	(1,002,041)	(1,028,158)	(1,084,709)	(1,108,938)
Unvested restricted stock shares	(25,750)	(25,750)	(25,750)	(13,797)	—
Weighted average common shares outstanding	20,098,655	20,074,175	20,048,058	19,989,757	19,964,028
Plus: Dilutive common shares equivalents	12,045	9,500	6,034	556	—
Weighted average dilutive common shares outstanding	20,110,700	20,083,675	20,054,092	19,990,313	19,964,028
Basic earnings (loss) per common share	$0.05	$0.08	$0.05	$—	$0.03
Diluted earnings (loss) per common share	$0.05	$0.08	$0.05	$—	$0.03

BANKFINANCIAL CORPORATION
NON–GAAP FINANCIAL MEASURES
BankFinancial Corporation, a Maryland corporation (“the Company”) utilizes a number of different financial measures, both GAAP and non–GAAP, in making operating, budgeting and planning decisions for future periods. Generally, a non–GAAP financial measure is a numerical measure of a company’s performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States, or GAAP. The Company believes that the use of the non–GAAP financial measures described below provides the Board of Directors and management, and may provide some investors, with a more complete understanding of the Company’s operating results and trends, and facilitate comparisons to historical and peer performance. The Company’s non–GAAP financial measures should be considered supplemental in nature and should not be considered in isolation, or as superior to or a substitute for, financial measures that are prepared in accordance with GAAP. In addition, the Company’s non–GAAP financial measures may differ from similar non–GAAP financial measures that are used by other companies, thus limiting their usefulness as a comparative tool.
These measures include pre–tax pre–provision earnings from core operations and pre–tax pre–provision earnings from core operations to average total assets. Management believes that by excluding gain on sale of owner-occupied and investor-owned one-to-four family residential loans that we designated as held for sale from noninterest income, and other real estate owned related income and expense items and nonperforming asset management expenses from noninterest expense, these measures better reflect our core operating performance.

BANKFINANCIAL CORPORATION
NON-GAAP FINANCIAL MEASURES
(Dollars in thousands, except per share) - (Unaudited)

FOR THE LATEST FIVE QUARTERS

	2014	2013
	IQ	IVQ	IIIQ	IIQ	IQ
Pre–tax pre–provision earnings from core operations
Income (loss) before income taxes	$959	$1,505	$1,039	$76	$678
Provision for (recovery of) loan losses	476	(1,178)	(437)	206	722
	1,435	327	602	282	1,400
Adjustments:
Gain on sale of owner-occupied and investor-owned one-to-four family residential loans designated as held for sale	—	—	—	(40)	(1,300)
Nonperforming asset management	104	607	682	655	694
Loss (gain) on sale of other real estate owned	6	(34)	64	49	69
Valuation adjustments of other real estate owned	44	79	241	141	89
Operations of other real estate owned	207	159	171	232	353
	361	811	1,158	1,037	(95)
Pre–tax pre–provision earnings from core operations	$1,796	$1,138	$1,760	$1,319	$1,305

Pre–tax pre–provision earnings from core operations to average total assets (1)	0.50%	0.31%	0.49%	0.36%	0.36%

(1)	Annualized